                                             Exhibit 99-B.17: Powers of Attorney

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370
033-61897
033-64277
033-75248
033-75962
033-75974
033-75980
033-75988
033-75992
033-75996
033-75998
033-76002
033-76004
033-76018
033-79122
033-81216
333-01107
333-09515
333-27337
333-56297
333-72079
333-105479
333-109622
333-109860
333-129091
333-130822
333-130825
333-130826
333-130827
333-130833
333-133157
333-133158
333-134760
333-150147
333-153730

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512
811-02513
811-04536
811-05906
811-08582

I hereby ratify and confirm on this 25 day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                        Signature


                                        /s/ Richard T. Mason
                                        ----------------------------------------
                                        Richard T. Mason, President

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                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370
033-61897
033-64277
033-75248
033-75962
033-75974
033-75980
033-75988
033-75992
033-75996
033-75998
033-76002
033-76004
033-76018
033-79122
033-81216
333-01107
333-09515
333-27337
333-56297
333-72079
333-105479
333-109622
333-109860
333-129091
333-130822
333-130825
333-130826
333-130827
333-130833
333-133157
333-133158
333-134760
333-150147
333-153730

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512
811-02513
811-04536
811-05906
811-08582

I hereby ratify and confirm on this 12th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                        Signature


                                        /s/ Bridget M. Healy
                                        ----------------------------------------
                                        Bridget M. Healy, Director

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                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370
033-61897
033-64277
033-75248
033-75962
033-75974
033-75980
033-75988
033-75992
033-75996
033-75998
033-76002
033-76004
033-76018
033-79122
033-81216
333-01107
333-09515
333-27337
333-56297
333-72079
333-105479
333-109622
333-109860
333-129091
333-130822
333-130825
333-130826
333-130827
333-130833
333-133157
333-133158
333-134760
333-150147
333-153730

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512
811-02513
811-04536
811-05906
811-08582

I hereby ratify and confirm on this 13th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                        Signature


                                        /s/ Robert G. Leary
                                        ----------------------------------------
                                        Robert G. Leary, Director

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370
033-61897
033-64277
033-75248
033-75962
033-75974
033-75980
033-75988
033-75992
033-75996
033-75998
033-76002
033-76004
033-76018
033-79122
033-81216
333-01107
333-09515
333-27337
333-56297
333-72079
333-105479
333-109622
333-109860
333-129091
333-130822
333-130825
333-130826
333-130827
333-130833
333-133157
333-133158
333-134760
333-150147
333-153730

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512
811-02513
811-04536
811-05906
811-08582

I hereby ratify and confirm on this 13th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                        Signature


                                        /s/ Thomas J. McInerney
                                        ----------------------------------------
                                        Thomas J. McInerney, Director and
                                        Chairman

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370
033-61897
033-64277
033-75248
033-75962
033-75974
033-75980
033-75988
033-75992
033-75996
033-75998
033-76002
033-76004
033-76018
033-79122
033-81216
333-01107
333-09515
333-27337
333-56297
333-72079
333-105479
333-109622
333-109860
333-129091
333-130822
333-130825
333-130826
333-130827
333-130833
333-133157
333-133158
333-134760
333-150147
333-153730

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512
811-02513
811-04536
811-05906
811-08582

I hereby ratify and confirm on this 16 day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                        Signature


                                        /s/ Catherine H. Smith
                                        ----------------------------------------
                                        Catherine H. Smith, Director and
                                        Senior Vice President

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370
033-61897
033-64277
033-75248
033-75962
033-75974
033-75980
033-75988
033-75992
033-75996
033-75998
033-76002
033-76004
033-76018
033-79122
033-81216
333-01107
333-09515
333-27337
333-56297
333-72079
333-105479
333-109622
333-109860
333-129091
333-130822
333-130825
333-130826
333-130827
333-130833
333-133157
333-133158
333-134760
333-150147
333-153730

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512
811-02513
811-04536
811-05906
811-08582

I hereby ratify and confirm on this 13th day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                        Signature


                                        /s/ David A. Wheat
                                        ----------------------------------------
                                        David A. Wheat, Director, Executive Vice
                                        President and Chief Financial Officer

                                POWER OF ATTORNEY

 PURSUANT TO ITEM 601(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING Life Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370
033-61897
033-64277
033-75248
033-75962
033-75974
033-75980
033-75988
033-75992
033-75996
033-75998
033-76002
033-76004
033-76018
033-79122
033-81216
333-01107
333-09515
333-27337
333-56297
333-72079
333-105479
333-109622
333-109860
333-129091
333-130822
333-130825
333-130826
333-130827
333-130833
333-133157
333-133158
333-134760
333-150147
333-153730

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512
811-02513
811-04536
811-05906
811-08582

I hereby ratify and confirm on this 27 day of March, 2009, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

                                        Signature


                                        /s/ Steven T. Pierson
                                        ----------------------------------------
                                        Steven T. Pierson, Senior Vice President
                                        and Chief Accounting Officer